UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) August 18, 2022

OLD REPUBLIC INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue	Chicago	Illinois	60601
(Address of principal executive offices) (Zip Code)

(312)	346-8100
(Registrant’s telephone number, including area code)

N /A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock / $1 par value	ORI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On August 18, 2022, the board of directors (the “Board”) of Old Republic International Corporation (the “Company”) approved Amendment No. 5 (the “Amendment”) to the Company’s Amended and Restated Rights Agreement dated as of June 26, 1987, and amended by Amendment No. 1 dated May 15, 1997, Amendment No. 2 dated June 26, 2007, Amendment No. 3 dated November 19, 2007, and Amendment No. 4 dated June 26, 2017 (as amended, the “Rights Agreement”).
Pursuant to the Amendment, the Final Expiration Date of the Rights (each as defined in the Rights Agreement) was accelerated from the Close of Business (as defined in the Rights Agreement) on June 25, 2027 to August 18, 2022, on which day the Rights expired and the Rights Agreement was terminated. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.1 to this report.
Item 1.02.    Termination of a Material Definitive Agreement.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 3.03.    Material Modification to Rights of Security Holders.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On August 18, 2022, the Board amended and restated the Company’s Amended and Restated By-laws (the “By-laws”), effectively immediately, to, among other things:
•provide that, subject to any rules adopted by the Board and subject to the By-laws, the Board and the chairman of a meeting of stockholders has the power to make rules for the conduct of the meeting, including establishing an agenda for the meeting and regulating the opening and closing of the polls;
•increase the quorum requirement for the transaction of business at a meeting of stockholders from one-third of the outstanding shares to a majority of the outstanding shares;
•clarify that at any meeting of stockholders, the chairman of the meeting or the chairman of the Board may adjourn the meeting for any reasonable purpose, whether or not there is a quorum;
•update the advance notice provision for stockholder nominations and proposals and other By-law provisions to address the adoption by the Securities and Exchange Commission of “universal proxy” rules and related requirements;
•clarify that the number of directors constituting the whole board be fixed pursuant to a resolution adopted a majority of the whole board, within the range of a minimum of nine and a maximum of 15 directors;
•provide that the first meeting of the newly elected Board be held immediately without notice, provided a quorum is present, after the adjournment of the annual meeting of stockholders or at another specified time and place;
•supplement the exclusive forum provision to provide that certain actions be brought in federal district court; and
•incorporate other clerical changes that have been approved by the Board.
The foregoing description of the amendments to the By-laws is qualified in its entirety by reference to the full text of the amended and restated By-laws, a copy of which attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
3.1 Amended and Restated By-laws of Old Republic International Corporation (dated August 18, 2022)

4.1 Fifth Amendment to the Amended and Restated Rights Agreement, dated as of August 18, 2022, between Old Republic International Corporation and Equiniti Trust Company, as successor to Wells Fargo Bank, N.A., as rights agent

104 Cover page Interactive Data file (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: August 19, 2022	By: /s/ Thomas A. Dare
Thomas A. Dare
Senior Vice President,
Secretary and General Counsel